EXHIBIT 99.2

THE BOMBAY COMPANY, INC.
CHANGE OF CONTROL SEVERANCE AGREEMENT

This Change of Control Severance Agreement (the “Agreement”) is made and entered into effective as of February 28, 2006 (the “Effective Date”), by and between _____________ (the “Employee”) and The Bombay Company, Inc., a Delaware corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Section 1 below.

RECITALS

A. It is expected that the Company from time to time will consider the possibility of a Change of Control. The Board of Directors of the Company (the “Board”) recognizes that such consideration can be a distraction to the Employee and can cause the Employee to consider alternative employment opportunities.

B. The Board believes that it is in the best interests of the Company and its shareholders to provide the Employee with an incentive to continue his employment and to maximize the value of the Company upon a Change of Control for the benefit of its shareholders.

C. In order to provide the Employee with enhanced financial security and sufficient encouragement to remain with the Company notwithstanding the possibility of a Change of Control, the Board believes that it is imperative to provide the Employee with certain severance benefits upon the Employee’s termination of employment following a Change of Control.

AGREEMENT

In consideration of the mutual covenants herein contained and the continued employment of Employee by the Company, the parties agree as follows:

1. Definition of Terms. The following terms referred to in this Agreement shall have the following meanings:

(a) Annual Bonus. “Annual Bonus” shall mean the greater of the amount equal to the average of the three (3) most recent annual bonuses awarded to the Employee by the Company or the current targeted annual bonus for the fiscal year in which the Change of Control occurs.

(b) Cause. “Cause” shall mean (i) any act of personal dishonesty taken by the Employee in connection with his responsibilities as an employee which is intended to result in substantial personal enrichment of the Employee, (ii) the Employee’s conviction of a felony which the Board reasonably believes has had or will have a material detrimental effect on the Company’s reputation or business, (iii) a willful act by the Employee which constitutes misconduct and is injurious to the Company, and (iv) continued willful violations by the Employee of the Employee’s obligations to the Company after there has been delivered to the Employee a written demand for performance from the Company which describes the basis for the Company’s belief that the Employee has not substantially performed his duties.

(c) Change of Control. “Change of Control” of the Company, unless otherwise determined by the Board, shall mean the happening of any of the following events:

(i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership of 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that any acquisition by (i) the Company or any of its subsidiaries, (ii) any employee benefit plan (or related trust) of the Company or its subsidiaries, or (iii) any corporation with respect to which following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be, shall not constitute a Change of Control;

(ii) individuals who, as of the Effective Date, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board. Notwithstanding the foregoing, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company shall not be considered as though such individual were a member of the Incumbent Board; or

(iii) approval by the shareholders of the Company of (i) a reorganization, merger or consolidation of the Company, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation or (ii) a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

(d) Code. “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(f) Protection Period. “Protection Period” shall mean the time beginning six (6) months prior to a Change of Control and continuing for twenty-four (24) months after the Change of Control.

(g) Termination Date. “Termination Date” shall mean the effective date of any notice of termination or resignation delivered by one party to the other hereunder.

2. Term of Agreement; Termination. This Agreement shall be effective as of the Effective Date, however, anything in this Agreement to the contrary notwithstanding, neither this Agreement nor any of its provisions shall be operative unless and until there has been a Change of Control. The term of this Agreement shall be for a period of three (3) years beginning on the Effective Date (“Initial Term”) and shall automatically renew thereafter for successive one (1) year periods (“Renewal Term”) unless or until:

(a) terminated by the Company with no less than six months advance written notice to the Employee prior to the end of the then current Initial or Renewal Term;

(b) the date that all obligations of the parties hereto under this Agreement have been satisfied; or

(c) if earlier, on the date, prior the Protection Period, the Employee is no longer employed by the Company.

3.  At-Will Employment. The Company and the Employee acknowledge that the Employee’s employment is and shall continue to be at-will, as defined under applicable law. If the Employee’s employment terminates for any reason, the Employee shall not be entitled to any payments, benefits, damages, awards or compensation other than as provided by this Agreement, or as may otherwise be established under the Company’s then existing employee benefit plans or policies at the time of termination.

4. Severance Benefits.

(a) Termination Following A Change of Control. If the Employee’s employment with the Company is terminated by the Company without Cause at any time within the Protection Period, the Employee shall be entitled to the following severance benefits:

(i) [ENTER NUMBER] (__) months of the Employee’s base salary as in effect as of the date of such termination, less applicable withholding, payable in a lump sum within thirty (30) days of the Termination Date;

(ii) [ENTER PERCENTAGE] (___%) of the Employee’s Annual Bonus plus a prorated amount of the Employee’s current targeted annual bonus for the fiscal year in which the Change of Control occurs, less applicable withholding, payable in a lump sum within thirty (30) days of the Termination Date;

(iii) all stock options granted by the Company to the Employee prior to the Change of Control shall become fully vested and exercisable as of the Termination Date to the extent such stock options are outstanding and unvested as of the Termination Date, and all restricted stock granted by the Company to the Employee prior to the Termination Date shall become fully vested as of the Termination Date to the extent such restricted stock is outstanding and unvested as of the Termination Date;

(iv) in the event the Employee elects continuation of health (i.e., medical, vision and dental) coverage in accordance with the terms of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the Company shall pay the same portion of the premiums for such coverage as it pays for similarly situated active employees of the Company until the earlier of the date (i) [ENTER NUMBER] (__) months from the Termination Date or (ii) the date the Employee’s COBRA continuation coverage under the Company’s benefit plans terminates for any reason;

(v) to the extent permitted by the terms of the applicable plans, the same level of welfare benefits other than health coverage (i.e. life insurance, long-term disability insurance) as in effect for the Employee on the day immediately preceding the Termination Date shall continue until the earlier of the date that the Employee obtains similar benefits from a subsequent employer or the date [ENTER NUMBER] (__) months from the Termination Date; and

(b) Other Termination. If the Employee’s employment with the Company is terminated other than by the Company without Cause, in each case within the Protection Period, then the Employee shall not be entitled to receive severance or other benefits hereunder, but may be eligible for those benefits (if any) as may then be established under the Company’s then existing severance and benefits plans and policies at the time of termination.

(c) Termination Apart from a Change of Control. If the Employee’s employment with Company terminates for any reason or for no reason other than during the Protection Period, then the Employee shall not be entitled to receive severance or other benefits pursuant to this Agreement, but may be eligible for those benefits (if any) as may then be established under the Company’s then existing severance and benefits plans and policies at the time of termination.

5. Taxes.

(a) The Employee shall be responsible for payment of all federal, state, and local income and employment taxes, any applicable excise taxes, and any other government assessments owing by the Employee for all benefits received pursuant to this Agreement. All payments required to be made by the Company hereunder and all other benefits provide to the Employee hereunder shall be subject to the withholding of such amounts relating to taxes and other government assessments as the Company may reasonably determine it should withhold pursuant to any applicable law, rule, or regulation.

(b) Notwithstanding anything in this Agreement to the contrary, in the event it shall be determined that any payment or distribution made, or benefit provided, by the Company to or for the benefit of the Employee (whether paid or payable or distributed or distributable or provided pursuant to the terms hereof or otherwise) would not exceed the amount that would constitute a “parachute payment” as defined in Code Section 280G by more than ten percent (10%), then the severance payment payable pursuant to this Agreement shall be reduced so that the aggregate present value of all payments in the nature of compensation to (or for the benefit of) the Employee which are contingent on a change of control (as defined in Code Section 280G(b)(2)(A)) is One Dollar ($1.00) less than the amount which the Employee could receive without being considered to have received any parachute payment (the amount of this reduction in the severance payment is referred to herein as the “Excess Amount”). The determination of the amount of any reduction required by this Section 5(b) shall be made by an independent accounting firm (other than the Company’s independent accounting firm) selected by the Company and acceptable to the Employee, and such determination shall be conclusive and binding on the parties hereto.

6. Successors.

(a) Company’s Successors. Any successor to the Company (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company’s business and/or assets shall, in a written agreement, assume the Company’s obligations under this Agreement and agree expressly to perform the Company’s obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term “Company” shall include any successor to the Company’s business and/or assets which executes and delivers the assumption agreement described in this subsection (a) or which becomes bound by the terms of this Agreement by operation of law.

(b) Employee’s Successors. Without the written consent of the Company, Employee shall not assign or transfer this Agreement or any right or obligation under this Agreement to any other person or entity. Notwithstanding the foregoing, the terms of this Agreement and all rights of Employee hereunder shall inure to the benefit of, and be enforceable by, Employee’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

7. Notices.

(a) General. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Employee, mailed notices shall be addressed to the Employee’s home address as reflected in the Company’s records or as most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to 550 Bailey Avenue, Fort Worth, Texas 76107, and all notices shall be directed to the attention of its General Counsel.

(b) Notice of Termination. Any termination by the Company for Cause shall be communicated by a notice of termination to the other party hereto given in accordance with this Section. Such notice shall indicate the specific termination provision in this Agreement relied upon, shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated, and shall specify the Termination Date (which shall be not more than 30 days after the giving of such notice).

8. Arbitration.

(a) Any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof, shall be settled by binding arbitration to be held in Tarrant County, Texas, in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association (the “Rules”). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator’s decision in any court having jurisdiction.

(b) The arbitrator(s) shall apply Texas law to the merits of any dispute or claim, without reference to conflicts of law rules. The arbitration proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law. The Employee hereby consents to the personal jurisdiction of the state and federal courts located in Texas for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants.

(c)  The Employee understands that nothing in this Section modifies the Employee’s at-will employment status. Either the Employee or the Company can terminate the employment relationship at any time, with or without Cause.

(d) THE EMPLOYEE HAS READ AND UNDERSTANDS THIS SECTION, WHICH DISCUSSES ARBITRATION. THE EMPLOYEE UNDERSTANDS THAT SUBMITTING ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH OR TERMINATION THEREOF TO BINDING ARBITRATION, CONSTITUTES A WAIVER OF EMPLOYEE’S RIGHT TO A JURY TRIAL.

9. Miscellaneous Provisions.

(a) No Duty to Mitigate. The Employee shall not be required to mitigate the amount of any payment contemplated by this Agreement, nor shall any earnings that the Employee may receive from any other source reduce any such payment.

(b) Waiver. No provision of this Agreement may be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Employee and by an authorized officer of the Company (other than the Employee); provided, however, that the Company may change or modify this Agreement without the Employee’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Code Section 409A or any regulations or other guidance issued thereunder. No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(c) Integration. This Agreement represents the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements, whether written or oral, with respect to this Agreement.

(d) Choice of Law. The internal substantive laws, but not the conflict of laws rules, of the State of Texas, shall govern the validity, interpretation, construction and performance of this Agreement.

(e) Severability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

(f) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the Effective Date first above written.

COMPANY: THE BOMBAY COMPANY, INC.

BY: __________________________

TITLE: _______________________

EMPLOYEE: ______________________________

BY: __________________________